SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 9, 2003

Nortek Holdings, Inc.
(Exact name of issuer as specified in its charter)

Delaware	1-6112	16-1638891
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Kennedy Plaza, Providence, Rhode Island (Address of Princitpal Executive Offices)	02903-2360 (Zip Code)

Registrant's telephone number, including area code: (401) 751-1600

Item 1.	CHANGES IN CONTROL OF REGISTRANT

     As reported in the attached press release, the closing of the recapitalization of Nortek Holdings, Inc. closed on January 9, 2003.

Item 7.	EXHIBITS.

(c)	Exhibits

99	Press Release, dated January 9, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEK HOLDINGS, INC.

By: /s/Almon C. Hall III Name: Almon C. Hall III Title: Vice President, Controller and Chief Financial Officer

Date: January 9, 2003

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

99	Press Release, dated as of January 9, 2003